Offerings - Offering: 1	Aug. 04, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	9,180
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 9,180,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,267.76
Offering Note	Fee Rule 457(r)